    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 1999

                                           REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM S-1

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                     -------------------------------------

                           PEROT SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                           7374                          75-2230700
  (State or other jurisdiction     (Primary Standard Industrial           (I.R.S. Employer
      of incorporation or          Classification Code Number)         Identification Number)
         organization)

                             ---------------------

                            12404 PARK CENTRAL DRIVE
                              DALLAS, TEXAS 75251
                                 (972) 340-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 TERRY ASHWILL
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           PEROT SYSTEMS CORPORATION
                            12404 PARK CENTRAL DRIVE
                              DALLAS, TEXAS 75251
                                 (972) 340-5000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                ALAN J. BOGDANOW                                 BRUCE K. DALLAS
               GLEN J. HETTINGER                              DAVIS POLK & WARDWELL
             HUGHES & LUCE, L.L.P.                             450 LEXINGTON AVENUE
          1717 MAIN STREET, SUITE 2800                       NEW YORK, NEW YORK 10017
              DALLAS, TEXAS 75201                                 (212) 450-4000
                 (214) 939-5500

                     -------------------------------------
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                     -------------------------------------
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-60755

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]
                             ---------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

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                                                                    PROPOSED             AMOUNT OF
                   TITLE OF EACH CLASS OF                      MAXIMUM AGGREGATE       REGISTRATION
                SECURITIES TO BE REGISTERED                    OFFERING PRICE(1)          FEE(2)
-------------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par value........................      $119,600,000            $1,278
-------------------------------------------------------------------------------------------------------
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

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).

(2) $115,000,000 of shares were registered under SEC File No. 333-60755, for which a filing fee of $33,925 was paid.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both promulgated under the Securities Act of 1933, as amended, hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-60755) filed on August 5, 1998, as amended by Amendment No. 1 filed on November 17, 1998, Amendment No. 2 filed on January 7, 1999, Amendment No. 3 filed on January 28, 1999, Amendment No. 4 filed January 29, 1999, and Amendment No. 5 filed February 1, 1999.

                                    EXHIBITS

        EXHIBIT
          NO.                                          DESCRIPTION
        -------                                        -----------
         5.1              --   Opinion of Hughes & Luce, L.L.P., counsel for Registrant.*
        23.1              --   Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1).*
        23.2              --   Consent of PricewaterhouseCoopers LLP.*
        24                --   Power of Attorney.**

---------------

 * Filed herewith.

** Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on February 1, 1999.

                                            PEROT SYSTEMS CORPORATION
                                            a Delaware corporation

                                            By:     /s/ TERRY ASHWILL

                                            ------------------------------------
                                               Name: Terry Ashwill
                                             Title:   Vice President and
                                                 Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                       TITLE                     DATE
                        ----                                       -----                     ----
                          *                            Chairman, President and Chief   February 1, 1999
-----------------------------------------------------    Executive Officer
                     Ross Perot

                  /s/ TERRY ASHWILL                    Vice President, Chief           February 1, 1999
-----------------------------------------------------    Financial Officer, and
                    Terry Ashwill                        Principal Accounting Officer

                          *                            Vice President and Director     February 1, 1999
-----------------------------------------------------
                    James Champy

                          *                            Director                        February 1, 1999
-----------------------------------------------------
                   Steven Blasnik

                          *                            Director                        February 1, 1999
-----------------------------------------------------
                  William K. Gayden

                          *                            Director                        February 1, 1999
-----------------------------------------------------
                      Carl Hahn

                          *                            Director                        February 1, 1999
-----------------------------------------------------
                   Ross Perot, Jr.

               *By: /s/ TERRY ASHWILL
  ------------------------------------------------
                    Terry Ashwill
                  Attorney-in-fact

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                                          DESCRIPTION
        -------                                        -----------
         5.1              --   Opinion of Hughes & Luce, L.L.P., counsel for Registrant.*
        23.1              --   Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1
                               hereof).*
        23.2              --   Consent of PricewaterhouseCoopers LLP.*
        24                --   Power of Attorney.**

---------------

 * Filed herewith.

** Previously filed.